UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

Calamos Convertible Opportunities and Income Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2012

DATE OF REPORTING PERIOD: November 1, 2011 through April 30, 2012

Item 1. Report to Shareholders

CALAMOS®

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2012

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds, all of which pay monthly distributions and provide a consistent source of income through investments in U.S. total return, global total return, global enhanced fixed income and, in the case of the Calamos Convertible Opportunities and Income Fund (CHI), U.S. enhanced fixed income strategies. Please see page 5 for a more detailed overview of our closed-end offerings.

We manage the Fund with an emphasis on producing income. In order to optimize market performance, as well as to address the desire of shareholders to receive regular distributions, our closed-end funds are managed to focus on producing income as part of the overall total return strategy.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the period ended April 30, 2012. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the low rates in many areas of the fixed income market.

The average monthly distribution rate over the life of the Fund has been 10.00%.* As an example, a $10,000 investment at market price at the Fund’s June 26, 2002 inception would be worth approximately $24,500 as of April 30, 2012, accounting for both total return and income over that span. Since inception, the Fund has produced an annualized return of 9.71% on market price and 10.09% on NAV.

Steady and Competitive Distributions

During the semiannual period, CHI provided steady monthly distributions. We believe the Fund’s annualized distribution rate, which was 9.07% on a market price basis as of April 30, 2012, was very competitive, given the low interest rates in many segments of the bond market. We believe that this illustrates the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 34.)

*	Average of the Fund’s monthly distribution rates since inception (June 26, 2002). The Fund did not pay out return of capital until 2009. Between 2009 and 2011, estimated return of capital represented an average of 19% of the Fund’s monthly distribution amount.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

Risk/Return Optimization

We believe that managing risk is imperative in optimizing returns. As a consequence, we have focused our high yield and convertible investments on the BB-rated credit range, which represents the higher-quality end of the below investment grade space, with minimal exposure to the lower-end credits. We believe this approach has proven over time to offer an attractive risk/reward dynamic to our shareholders to help ensure steady income with a focus on capital preservation.

Market Environment

The early part of the semiannual period saw the Fund positioned in accordance with our belief that the U.S. economy was not headed for a double-dip recession, emphasizing companies with strong growth characteristics and high-quality attributes. Over recent months, improving economic data has supported our constructive view. However, even as we maintain our expectation of modest U.S. economic growth, we are prepared for ups and downs along the way. We still anticipate continued ongoing volatility in the global financial markets, as the presidential election approaches in the U.S. and debt problems in the euro zone and other developed markets persist. While the rally in the U.S. equity market in the first few months of 2012 has been a welcome development, we know from experience that volatility can work both ways, and we therefore continue to actively monitor the global economy and the companies we have chosen for the funds.

Throughout the six-month period, the U.S. high yield bond and convertible securities markets posted positive performance. Convertible securities returned 7.11%, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index. High yield bonds also performed well, as measured by the Credit Suisse High Yield Index, up 6.77%. During this period, the Calamos Convertible Opportunities and Income Fund produced a total return of 9.00% on a market price basis and a 5.77% return on an NAV basis. Within the high yield market, new issuance was historically robust, setting a record in the first quarter of 2012. However, even as market pressures intensified, the number and volume of defaults remained low. Convertible issuance remained muted throughout the period, as a low rate environment encouraged companies to issue non-convertible, rather than convertible debt.

We See Opportunity

We have identified a number of important secular themes and cyclical factors that we believe will drive global growth for years to come. The growth of a middle class in many emerging market regions is an exciting trend, and globally focused businesses are in the best position to capitalize on this increasingly prosperous new customer base. In addition, information technology firms represent an excellent opportunity to take advantage of the growing needs of both global consumers and productivity-seeking businesses around the world.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

We also see a considerable cyclical opportunity coming from global reflation activities, as global stimulus efforts and increasing liquidity measures taken by the world’s central banks persist. Despite some pullback in the period, we continue to hold a favorable outlook for opportunities in areas such as energy and materials based on strong global demand for resources, especially within developing economies. Accordingly, our holdings reflect our participation in these opportunities.

We believe that these prominent themes will provide growth opportunities for companies all throughout the world, particularly those with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that global companies may be less vulnerable to economic weakness in a particular country or region, and we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

In selecting investments for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research.

Our Use of Leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

Thinking Long-Term, Thinking Globally

Experience has shown us that volatility and uncertainty have always been, and will continue to be, big factors in investing. Yet it is that same experience that has taught us that while we may not be able to control market volatility or anticipate every potential event in the global economy, we can still find investing success over the long term with a disciplined approach that fully takes into account both risks and rewards. We believe that

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

volatility and uncertainty do not constitute an argument to stay out of the markets, but rather a reason to rely on the same comprehensive approach to investing that has served us remarkably well over the past several decades.

While we may not be able to precisely time the arrival of the next true bull market, we believe that there are compelling choices for long-term investors. Our active, team-oriented investment process continues to seek out and analyze global opportunities that we believe will deliver long-term results to shareholders over full market cycles. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years.

As we invest on behalf of Fund shareholders, we seek to be global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories designed to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets
OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 34.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

CONVERTIBLE OPPORTUNITIES AND

INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s strategy, performance and positioning for the six-month period ended April 30, 2012.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

Within this Fund, we invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. We believe the broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 5.77% on a net asset value (NAV) basis and 9.00% on a market price basis for the six-month period ended April 30, 2012, versus the 6.77% return of the Credit Suisse High Yield Index for the same period.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

TOTAL RETURN* AS OF 4/30/12
Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	9.00%	1.85%	9.71%

On NAV	5.77%	3.15%	10.09%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	18.8%
Consumer Discretionary	16.7
Information Technology	14.1
Industrials	12.4
Health Care	12.2
Materials	6.3
Financials	6.2
Consumer Staples	3.4
Utilities	3.0
Telecommunication Services	1.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

As of the end of the reporting period, the Fund’s shares traded at a 1.21% premium to net asset value, an improvement from the start of the reporting period, when they were trading at a discount of 1.79%.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the semiannual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0950 per share. The Fund’s annualized distribution rate was 9.07% of market price as of April 30, 2012.*

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2012, the dividend yield of S&P 500 Index stocks averaged 2.29%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.95% and 3.12%, respectively.

Q.  What factors influenced performance over the reporting period?

A.  Security selection in the materials sector was the biggest drag on relative performance during the reporting period. The Fund’s positions in metal and mining industries, particularly gold-related, underperformed as the companies faced higher production costs. We remain invested in the industry however, as we continue to see longer-term opportunities and attractive valuations.

The Fund’s overweight position and issue selection in the energy sector also detracted from performance during the reporting period. In particular, our positioning within the oil and gas exploration and production, industry lagged. Despite the weakness in the period, we have a favorable long-term view of the opportunities in energy, particularly as global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

The Fund’s security selection within health care aided performance. We maintain a constructive view of the sector given changing global demographics and improved access to health care in the emerging markets that we believe will drive long-term growth within the sector.

*	The Fund’s distribution was $0.0950 per share in April 2012; return of capital was estimated to represent $0.0272 of this distribution.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

Finally, the Fund’s underweight to utilities contributed to relative performance during the period. We believe other sectors present more attractive growth opportunities and a better combination of risk and reward.

Q.  How is the Fund positioned?

A.  As always, the Fund’s positioning takes both opportunity and risk into consideration. The heaviest portfolio weight is in the energy sector. We continue to find attractively priced securities in this sector that we see as well supported by fundamental strength and forward-looking macroeconomic factors. Information technology is the Fund’s second largest portfolio weight given our view of long-term secular trends, including strong demand from consumers for mobility technologies and from businesses for productivity enhancement software.

The consumer discretionary sector is another of our largest portfolio weights, though we are underweight relative to the index. The underweight is primarily a function of finding better relative opportunities in other sectors, such as energy and information technology. The Fund’s other large underweight is to the financials sector, where we have been generally less inclined to own given the growing burden of regulation.

From a credit standpoint, the average credit quality of the portfolio is higher than that of the index. This is typical for the Fund, as our credit process almost always keeps us out of the most speculative high yield securities. There are times when the lowest credit tier shows the strongest performance, and the trailing six-month period was one of those times. We do not believe this performance pattern is likely to persist, however. To the contrary, we view the risk that investors must bear to earn the higher yield as unjustified given what we see as a sluggish and uneven pace of economic growth in the future.

Q.  What is your outlook for the Fund?

A.  We see a continued favorable environment for issuance of debt. Already, this has allowed many companies to restructure their debt maturities in more favorable ways and at lower rates of interest. We find the BB segment of the high yield market to be very attractive as it offers yield, opportunity for capital gain and risk reduction as it pertains to rising interest rates. We see a likelihood of higher inflation in future quarters and years, which will have the likely effect of putting upward pressure on interest rates to the particular detriment of U.S. Treasurys and government-related bonds. At the same time, while the lowest quality corporate debt offers high levels of yield, we view many of those companies as less compelling investments given our economic outlook.

The low interest rate environment continues to present a challenge to the convertible market. In the current environment, issuers are finding the low interest rates attractive without having to offer the equity enhancement. Our focus is to capture yield by focusing more on the credit-sensitive side of the convertible market.

ASSET ALLOCATION AS OF 4/30/12

Fund asset allocations are based on total investments and may vary over time.

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (76.8%)
	Consumer Discretionary (14.7%)
3,502,000	American Axle & Manufacturing, Inc.µ 7.875%, 03/01/17	$3,633,325
3,143,000	Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	3,264,791
3,030,000	Cedar Fair, LPµ 9.125%, 08/01/18	3,408,750
5,487,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	5,967,113
4,832,000	Dana Holding Corp.µ 6.750%, 02/15/21	5,224,600
	DISH Network Corp.µ
5,657,000	7.875%, 09/01/19	6,576,262
4,736,000	7.125%, 02/01/16	5,268,800
4,489,000	Express, LLCµ 8.750%, 03/01/18	4,994,013
4,938,000	Gap, Inc. 5.950%, 04/12/21	5,114,257
	Goodyear Tire & Rubber Company
6,285,000	8.250%, 08/15/20µ	6,677,812
898,000	7.000%, 05/15/22	895,755
3,082,000	Hanesbrands, Inc.‡ 4.146%, 12/15/14	3,093,588
2,245,000	Hasbro, Inc.µ 6.600%, 07/15/28	2,465,636
	Icahn Enterprises, LP
3,760,000	8.000%, 01/15/18	4,037,300
718,000	7.750%, 01/15/16	759,285
1,015,000	Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	1,160,906
	J.C. Penney Company, Inc.µ
2,796,000	6.375%, 10/15/36	2,411,550
2,576,000	7.125%, 11/15/23	2,682,260
	Jaguar Land Rover, PLC*
4,489,000	8.125%, 05/15/21µ	4,713,450
2,110,000	7.750%, 05/15/18	2,210,225
5,262,000	Jarden Corp.µ 7.500%, 05/01/17	5,880,285
4,489,000	Lear Corp.µ 8.125%, 03/15/20	5,027,680
2,694,000	Liberty Media Corp.µ 8.250%, 02/01/30	2,754,615
	Limited Brands, Inc.
2,694,000	7.600%, 07/15/37µ	2,734,410
1,079,000	5.625%, 02/15/22	1,091,139
705,000	6.950%, 03/01/33	687,375
	Meritage Homes Corp.
2,279,000	7.000%, 04/01/22*	2,318,883
898,000	7.150%, 04/15/20	931,675
3,250,000	Phillips-Van Heusen Corp.µ 7.375%, 05/15/20	3,607,500
4,489,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	4,550,724

PRINCIPAL AMOUNT			VALUE

898,000		Sally Holdings, LLC* 6.875%, 11/15/19	$960,860
		Service Corp. International
6,285,000		7.500%, 04/01/27µ	6,379,275
898,000		7.625%, 10/01/18µ	1,014,740
898,000		7.000%, 05/15/19	964,228
898,000		Toll Brothers Finance Corp. 5.875%, 02/15/22	931,046
4,019,000		Vail Resorts, Inc. 6.500%, 05/01/19	4,260,140
3,888,000		Wynn Las Vegas, LLCµ 7.750%, 08/15/20	4,315,680

			122,969,933

		Consumer Staples (3.3%)
673,000		Constellation Brands, Inc. 8.375%, 12/15/14	768,903
4,108,000		Darling International, Inc.µ 8.500%, 12/15/18	4,626,635
2,245,000		Dean Foods Companyµ 9.750%, 12/15/18	2,515,803
3,254,000		Elizabeth Arden, Inc.µ 7.375%, 03/15/21	3,587,535
4,461,000		JBS USA, LLCµ* 7.250%, 06/01/21	4,282,560
6,766,000		Post Holdings, Inc.* 7.375%, 02/15/22	7,053,555
4,489,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	5,061,347

			27,896,338

		Energy (18.7%)
19,305,000	NOK	Aker Solutions, ASA 9.700%, 06/26/14	3,666,926
2,165,000		Atwood Oceanics, Inc. 6.500%, 02/01/20	2,289,488
4,284,000		Basic Energy Services, Inc.µ 7.750%, 02/15/19	4,391,100
4,489,000		Berry Petroleum Companyµ 6.375%, 09/15/22	4,679,783
8,261,000		Bristow Group, Inc.µ 7.500%, 09/15/17	8,674,050
6,734,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	6,632,990
3,592,000		Calumet Specialty Products, LPµ 9.375%, 05/01/19	3,762,620
7,183,000		Carrizo Oil & Gas, Inc.µ 8.625%, 10/15/18	7,649,895
5,387,000		Cimarex Energy Company 5.875%, 05/01/22	5,589,012
5,387,000		Clayton Williams Energy, Inc. 7.750%, 04/01/19	5,373,532
4,346,000		Concho Resources, Inc.µ 8.625%, 10/01/17	4,780,600

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Frontier Oil Corp.
5,459,000	8.500%, 09/15/16µ	$5,827,482
732,000	6.875%, 11/15/18	768,600
4,938,000	GulfMark Offshore, Inc.* 6.375%, 03/15/22	5,049,105
3,431,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	3,606,839
2,694,000	Holly Energy Partners, LP* 6.500%, 03/01/20	2,727,675
1,823,000	HollyFrontier Corp.µ 9.875%, 06/15/17	2,050,875
	Hornbeck Offshore Services, Inc.
2,631,000	8.000%, 09/01/17µ	2,854,635
898,000	5.875%, 04/01/20*	900,245
3,704,000	Laredo Petroleum, Inc.* 7.375%, 05/01/22	3,842,900
	Linn Energy, LLC
4,489,000	8.625%, 04/15/20µ	4,926,677
1,796,000	6.250%, 11/01/19µ*	1,771,305
1,347,000	7.750%, 02/01/21	1,427,820
898,000	6.500%, 05/15/19*	906,980
1,019,000	Oasis Petroleum, Inc. 6.500%, 11/01/21	1,044,475
4,489,000	Parker Drilling Company* 9.125%, 04/01/18	4,780,785
3,591,000	Pioneer Drilling Companyµ* 9.875%, 03/15/18	3,806,460
	Plains Exploration & Production Company
5,387,000	6.750%, 02/01/22	5,629,415
2,245,000	6.125%, 06/15/19	2,278,675
4,938,000	Samson Investment Companyµ* 9.750%, 02/15/20	5,160,210
4,489,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	4,820,306
	SESI, LLC
5,836,000	6.875%, 06/01/14µ	5,879,770
2,245,000	7.125%, 12/15/21*	2,441,438
	SM Energy Company
3,426,000	6.625%, 02/15/19	3,631,560
1,616,000	6.500%, 11/15/21	1,712,960
	Swift Energy Companyµ
4,849,000	8.875%, 01/15/20	5,309,655
2,245,000	7.125%, 06/01/17	2,329,188
4,579,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	4,899,530
449,000	Unit Corp. 6.625%, 05/15/21	457,980
5,836,000	W&T Offshore, Inc.µ 8.500%, 06/15/19	6,186,160
1,329,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	1,422,030

		155,941,731

PRINCIPAL AMOUNT		VALUE

	Financials (3.3%)
2,156,000	AON Corp.µ 8.205%, 01/01/27	$2,529,695
1,491,000	Chesapeake Oilfield Finance, Inc.* 6.625%, 11/15/19	1,408,995
6,959,000	Leucadia National Corp.µ 8.125%, 09/15/15	7,785,381
4,938,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	5,049,105
4,041,000	Nuveen Investments, Inc.µ 10.500%, 11/15/15	4,192,538
	Omega Healthcare Investors, Inc.
3,143,000	6.750%, 10/15/22	3,315,865
2,828,000	7.500%, 02/15/20µ	3,033,030

		27,314,609

	Health Care (8.4%)
165,000	AMERIGROUP Corp. 7.500%, 11/15/19	180,675
1,796,000	Bio-Rad Laboratories, Inc.µ 8.000%, 09/15/16	1,993,560
5,332,000	DaVita, Inc.µ 6.625%, 11/01/20	5,605,265
	Endo Pharmaceuticals Holdings, Inc.
6,734,000	7.000%, 12/15/20	7,230,632
898,000	7.000%, 07/15/19µ	963,105
	Fresenius Med*
2,694,000	6.500%, 09/15/18	2,896,050
898,000	5.875%, 01/31/22µ	914,838
9,428,000	Grifols, SA 8.250%, 02/01/18	10,146,885
2,694,000	HCA Holdings, Inc. 7.750%, 05/15/21	2,842,170
3,771,000	Health Management Associates, Inc.* 7.375%, 01/15/20	3,945,409
	Mylan, Inc.µ*
3,879,000	7.625%, 07/15/17	4,315,387
2,918,000	7.875%, 07/15/20	3,282,750
1,555,000	PSS World Medical, Inc.* 6.375%, 03/01/22	1,601,650
4,938,000	Teleflex, Inc.µ 6.875%, 06/01/19	5,308,350
	Valeant Pharmaceuticals International, Inc.*
5,567,000	7.000%, 10/01/20µ	5,671,381
3,143,000	7.250%, 07/15/22	3,150,858
943,000	6.750%, 10/01/17µ	974,826
7,958,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	8,733,905

		69,757,696

	Industrials (12.2%)
3,870,000	Abengoa, SAµ* 8.875%, 11/01/17	3,715,200

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

4,938,000	BE Aerospace, Inc.µ 8.500%, 07/01/18	$5,493,525
	Belden, Inc.
3,592,000	9.250%, 06/15/19	3,897,320
2,918,000	7.000%, 03/15/17	3,012,835
3,928,000	Boart Longyear Management Pty., Ltd.µ* 7.000%, 04/01/21	4,134,220
2,290,000	Clean Harbors, Inc.µ 7.625%, 08/15/16	2,415,950
	Deluxe Corp.
4,938,000	7.000%, 03/15/19~	5,147,865
4,171,000	7.375%, 06/01/15µ	4,264,848
3,717,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	3,847,095
1,221,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	1,361,415
	FTI Consulting, Inc.
3,533,000	7.750%, 10/01/16	3,691,985
2,918,000	6.750%, 10/01/20	3,104,023
1,437,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	1,490,888
3,874,000	Interline Brands, Inc.µ 7.000%, 11/15/18	4,120,968
3,143,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	3,504,445
2,245,000	Mobile Mini, Inc.µ 7.875%, 12/01/20	2,413,375
3,798,000	Monaco SpinCo, Inc.*† 6.750%, 04/30/20	3,949,920
521,000	Navistar International Corp. 8.250%, 11/01/21	565,285
7,857,000	Rexel, SA* 6.125%, 12/15/19	8,004,319
4,489,000	Sensata Technologies, B.V.µ* 6.500%, 05/15/19	4,702,227
6,959,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	7,567,912
	Terex Corp.
4,489,000	8.000%, 11/15/17	4,724,672
395,000	6.500%, 04/01/20	406,850
1,253,000	TransDigm Group, Inc. 7.750%, 12/15/18	1,372,035
	Triumph Group, Inc.
5,657,000	8.625%, 07/15/18µ	6,321,697
224,000	8.000%, 11/15/17	244,720
4,938,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	5,234,280
3,120,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	3,209,700

		101,919,574

	Information Technology (7.5%)
	Amkor Technology, Inc.µ
4,041,000	7.375%, 05/01/18	4,344,075
843,000	6.625%, 06/01/21	868,290

PRINCIPAL AMOUNT		VALUE

1,257,000	Anixter International, Inc.µ 5.950%, 03/01/15	$1,316,708
7,084,000	Audatex North America, Inc.µ* 6.750%, 06/15/18	7,455,910
	Equinix, Inc.µ
4,041,000	7.000%, 07/15/21	4,424,895
2,783,000	8.125%, 03/01/18	3,089,130
2,694,000	Fidelity National Information Services, Inc.µ 7.875%, 07/15/20	3,030,750
5,836,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	6,353,945
7,183,000	iGATE Corp. 9.000%, 05/01/16	7,829,470
5,809,000	Sanmina-SCI Corp.µ* 7.000%, 05/15/19	5,968,747
	Seagate Technology
4,265,000	6.875%, 05/01/20	4,595,537
3,367,000	7.000%, 11/01/21µ*	3,670,030
1,571,000	7.750%, 12/15/18	1,739,883
2,918,000	ViaSat, Inc.µ 8.875%, 09/15/16	3,173,325
4,938,000	Viasystems, Inc.* 7.875%, 05/01/19	5,024,415

		62,885,110

	Materials (5.5%)
2,056,000	Allegheny Ludlum Corp.µ 6.950%, 12/15/25	2,428,200
4,370,000	Clearwater Paper Corp.µ 7.125%, 11/01/18	4,675,900
	FMG Resources*
8,979,000	8.250%, 11/01/19	9,764,662
898,000	6.875%, 04/01/22	913,715
5,756,000	Greif, Inc.µ 7.750%, 08/01/19	6,533,060
832,000	Kraton Polymers, LLC 6.750%, 03/01/19	869,440
3,592,000	New Gold, Inc.* 7.000%, 04/15/20	3,681,800
	Sealed Air Corp.
3,188,000	8.125%, 09/15/19*	3,578,530
1,347,000	7.875%, 06/15/17	1,458,078
	Steel Dynamics, Inc.
7,219,000	7.750%, 04/15/16µ	7,543,855
898,000	7.625%, 03/15/20	992,290
2,783,000	Union Carbide Corp.µ 7.875%, 04/01/23	3,404,605

		45,844,135

	Telecommunication Services (1.1%)
4,229,000	CenturyLink, Inc.µ 6.875%, 01/15/28	4,049,124

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

5,387,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	$5,393,734

		9,442,858

	Utilities (2.1%)
2,694,000	AES Corp.µ* 7.375%, 07/01/21	3,010,545
7,408,000	AmeriGas Finance Corp.µ 7.000%, 05/20/22	7,574,680
	Calpine Corp.µ*
3,367,000	7.875%, 07/31/20	3,686,865
2,918,000	7.875%, 01/15/23	3,158,735
485,000	7.500%, 02/15/21	521,375

		17,952,200

	TOTAL CORPORATE BONDS (Cost $612,242,545)	641,924,184

CONVERTIBLE BONDS (28.1%)
	Consumer Discretionary (5.7%)
7,500,000	International Game Technologyµ 3.250%, 05/01/14	8,296,875
15,750,000	Liberty Media Corp. (Time Warner, Inc.)µ§ 3.125%, 03/30/23	18,939,375
15,870,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	13,945,762
6,027,000	Priceline.com, Inc.µ* 1.000%, 03/15/18	6,697,504

		47,879,516

	Energy (0.8%)
8,500,000	Chesapeake Energy Corp.µ 2.250%, 12/15/38	6,651,250

	Financials (0.8%)
3,000,000	Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	3,318,750
2,850,000	Health Care REIT, Inc.µ 3.000%, 12/01/29	3,302,438

		6,621,188

	Health Care (6.1%)
8,750,000	Gilead Sciences, Inc.µ 1.625%, 05/01/16	11,615,625
9,250,000	LifePoint Hospitals, Inc.µ 3.500%, 05/15/14	9,654,687
3,000,000	Salix Pharmaceuticals, Ltd.µ 2.750%, 05/15/15	3,847,500
15,000,000	Shire, PLC 2.750%, 05/09/14	17,713,844

PRINCIPAL AMOUNT		VALUE

7,000,000	Teleflex, Inc.µ 3.875%, 08/01/17	$8,321,250

		51,152,906

	Industrials (2.4%)
5,264,000	Navistar International Corp.µ 3.000%, 10/15/14	5,454,820
3,500,000	Titan Machinery, Inc.* 3.750%, 05/01/19	3,788,750
10,500,000	Trinity Industries, Inc.µ 3.875%, 06/01/36	11,103,750

		20,347,320

	Information Technology (9.2%)
	Intel Corp.µ
23,250,000	2.950%, 12/15/35	26,592,187
3,500,000	3.250%, 08/01/39	4,913,125
2,750,000	Ixia
	3.000%, 12/15/15	2,904,688
	Lam Research Corp.µ*
4,851,000	1.250%, 05/15/18	4,875,255
3,000,000	0.500%, 05/15/16	2,988,750
17,800,000	Linear Technology Corp.µ 3.000%, 05/01/27	18,779,000
8,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	8,560,000
5,500,000	Nuance Communications, Inc.µ* 2.750%, 11/01/31	6,187,500
1,019,000	ON Semiconductor Corp.µ 2.625%, 12/15/26	1,152,744

		76,953,249

	Materials (2.4%)
11,100,000	AngloGold Ashanti, Ltd.µ 3.500%, 05/22/14	11,877,000
3,750,000	Newmont Mining Corp.µ 1.625%, 07/15/17	4,785,937
2,900,000	Steel Dynamics, Inc.µ~ 5.125%, 06/15/14	3,146,500

		19,809,437

	Telecommunication Services (0.7%)
4,500,000	tw telecom, Inc.µ 2.375%, 04/01/26	5,529,375

	TOTAL CONVERTIBLE BONDS (Cost $228,380,682)	234,944,241

U.S. GOVERNMENT AND AGENCY SECURITIES (0.5%)
	United States Treasury Note~
3,143,000	1.375%, 02/15/13	3,172,833
898,000	0.375%, 09/30/12	899,018

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $4,070,999)	4,071,851

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

SOVEREIGN BONDS (1.5%)
		Federative Republic of Brazil
1,670,600	BRL	10.000%, 01/01/14	$9,203,265
539,000	BRL	10.000%, 01/01/13	2,947,482

		TOTAL SOVEREIGN BONDS (Cost $12,260,224)	12,150,747

SYNTHETIC CONVERTIBLE SECURITIES (10.6%)
Corporate Bonds (8.7%)
		Consumer Discretionary (1.7%)
398,000		American Axle & Manufacturing, Inc.µ 7.875%, 03/01/17	412,925
357,000		Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	370,834
345,000		Cedar Fair, LPµ 9.125%, 08/01/18	388,125
624,000		Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	678,600
550,000		Dana Holding Corp.µ 6.750%, 02/15/21	594,688
		DISH Network Corp.µ
643,000		7.875%, 09/01/19	747,487
539,000		7.125%, 02/01/16	599,637
511,000		Express, LLCµ 8.750%, 03/01/18	568,488
562,000		Gap, Inc. 5.950%, 04/12/21	582,060
		Goodyear Tire & Rubber Company
715,000		8.250%, 08/15/20µ	759,687
102,000		7.000%, 05/15/22	101,745
350,000		Hanesbrands, Inc.‡ 4.146%, 12/15/14	351,316
255,000		Hasbro, Inc.µ 6.600%, 07/15/28	280,061
		Icahn Enterprises, LP
428,000		8.000%, 01/15/18	459,565
82,000		7.750%, 01/15/16	86,715
115,000		Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	131,531
		J.C. Penney Company, Inc.µ
318,000		6.375%, 10/15/36	274,275
293,000		7.125%, 11/15/23	305,086
		Jaguar Land Rover, PLC*
511,000		8.125%, 05/15/21µ	536,550
240,000		7.750%, 05/15/18	251,400
598,000		Jarden Corp.µ 7.500%, 05/01/17	668,265
511,000		Lear Corp.µ 8.125%, 03/15/20	572,320
306,000		Liberty Media Corp.µ 8.250%, 02/01/30	312,885

PRINCIPAL AMOUNT			VALUE

		Limited Brands, Inc.
306,000		7.600%, 07/15/37µ	$310,590
123,000		5.625%, 02/15/22	124,384
80,000		6.950%, 03/01/33	78,000
		Meritage Homes Corp.
259,000		7.000%, 04/01/22*	263,533
102,000		7.150%, 04/15/20	105,825
370,000		Phillips-Van Heusen Corp.µ 7.375%, 05/15/20	410,700
511,000		Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	518,026
102,000		Sally Holdings, LLC* 6.875%, 11/15/19	109,140
		Service Corp. International
715,000		7.500%, 04/01/27µ	725,725
102,000		7.625%, 10/01/18µ	115,260
102,000		7.000%, 05/15/19	109,523
102,000		Toll Brothers Finance Corp. 5.875%, 02/15/22	105,754
457,000		Vail Resorts, Inc. 6.500%, 05/01/19	484,420
442,000		Wynn Las Vegas, LLCµ 7.750%, 08/15/20	490,620

			13,985,745

		Consumer Staples (0.4%)
77,000		Constellation Brands, Inc. 8.375%, 12/15/14	87,973
467,000		Darling International, Inc.µ 8.500%, 12/15/18	525,959
255,000		Dean Foods Companyµ 9.750%, 12/15/18	285,759
370,000		Elizabeth Arden, Inc.µ 7.375%, 03/15/21	407,925
507,000		JBS USA, LLCµ* 7.250%, 06/01/21	486,720
769,000		Post Holdings, Inc.* 7.375%, 02/15/22	801,682
511,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	576,153

			3,172,171

		Energy (2.1%)
2,195,000	NOK	Aker Solutions, ASA 9.700%, 06/26/14	416,934
246,000		Atwood Oceanics, Inc. 6.500%, 02/01/20	260,145
487,000		Basic Energy Services, Inc.µ 7.750%, 02/15/19	499,175
511,000		Berry Petroleum Companyµ 6.375%, 09/15/22	532,717
939,000		Bristow Group, Inc.µ 7.500%, 09/15/17	985,950
766,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	754,510

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

408,000	Calumet Specialty Products, LPµ 9.375%, 05/01/19	$427,380
817,000	Carrizo Oil & Gas, Inc.µ 8.625%, 10/15/18	870,105
613,000	Cimarex Energy Company 5.875%, 05/01/22	635,987
613,000	Clayton Williams Energy, Inc. 7.750%, 04/01/19	611,467
494,000	Concho Resources, Inc.µ 8.625%, 10/01/17	543,400
	Frontier Oil Corp.
621,000	8.500%, 09/15/16µ	662,917
83,000	6.875%, 11/15/18	87,150
562,000	GulfMark Offshore, Inc.* 6.375%, 03/15/22	574,645
390,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	409,988
306,000	Holly Energy Partners, LP* 6.500%, 03/01/20	309,825
207,000	HollyFrontier Corp.µ 9.875%, 06/15/17	232,875
	Hornbeck Offshore Services, Inc.
299,000	8.000%, 09/01/17µ	324,415
102,000	5.875%, 04/01/20*	102,255
421,000	Laredo Petroleum, Inc.* 7.375%, 05/01/22	436,788
	Linn Energy, LLC
511,000	8.625%, 04/15/20µ	560,822
204,000	6.250%, 11/01/19µ*	201,195
153,000	7.750%, 02/01/21	162,180
102,000	6.500%, 05/15/19*	103,020
116,000	Oasis Petroleum, Inc. 6.500%, 11/01/21	118,900
511,000	Parker Drilling Company* 9.125%, 04/01/18	544,215
409,000	Pioneer Drilling Companyµ* 9.875%, 03/15/18	433,540
	Plains Exploration & Production Company
613,000	6.750%, 02/01/22	640,585
255,000	6.125%, 06/15/19	258,825
562,000	Samson Investment Companyµ* 9.750%, 02/15/20	587,290
511,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	548,714
	SESI, LLC
664,000	6.875%, 06/01/14µ	668,980
255,000	7.125%, 12/15/21*	277,313
	SM Energy Company
390,000	6.625%, 02/15/19	413,400
184,000	6.500%, 11/15/21	195,040
	Swift Energy Companyµ
551,000	8.875%, 01/15/20	603,345
255,000	7.125%, 06/01/17	264,563

PRINCIPAL AMOUNT		VALUE

521,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	$557,470
51,000	Unit Corp. 6.625%, 05/15/21	52,020
664,000	W&T Offshore, Inc.µ 8.500%, 06/15/19	703,840
151,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	161,570

		17,735,455

	Financials (0.4%)
245,000	AON Corp.µ 8.205%, 01/01/27	287,465
169,000	Chesapeake Oilfield Finance, Inc.* 6.625%, 11/15/19	159,705
791,000	Leucadia National Corp.µ 8.125%, 09/15/15	884,931
562,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	574,645
459,000	Nuveen Investments, Inc.µ 10.500%, 11/15/15	476,213
	Omega Healthcare Investors, Inc.
357,000	6.750%, 10/15/22	376,635
322,000	7.500%, 02/15/20µ	345,345

		3,104,939

	Health Care (0.9%)
19,000	AMERIGROUP Corp. 7.500%, 11/15/19	20,805
204,000	Bio-Rad Laboratories, Inc.µ 8.000%, 09/15/16	226,440
606,000	DaVita, Inc.µ 6.625%, 11/01/20	637,057
	Endo Pharmaceuticals Holdings, Inc.
766,000	7.000%, 12/15/20	822,492
102,000	7.000%, 07/15/19µ	109,395
	Fresenius Med*
306,000	6.500%, 09/15/18	328,950
102,000	5.875%, 01/31/22µ	103,913
1,072,000	Grifols, SA 8.250%, 02/01/18	1,153,740
306,000	HCA Holdings, Inc. 7.750%, 05/15/21	322,830
429,000	Health Management Associates, Inc.* 7.375%, 01/15/20	448,841
	Mylan, Inc.µ*
441,000	7.625%, 07/15/17	490,613
332,000	7.875%, 07/15/20	373,500
177,000	PSS World Medical, Inc.* 6.375%, 03/01/22	182,310
562,000	Teleflex, Inc.µ 6.875%, 06/01/19	604,150

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Valeant Pharmaceuticals International, Inc.*
633,000	7.000%, 10/01/20µ	$644,869
357,000	7.250%, 07/15/22	357,893
107,000	6.750%, 10/01/17µ	110,611
905,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	993,237

		7,931,646

	Industrials (1.4%)
440,000	Abengoa, SAµ* 8.875%, 11/01/17	422,400
562,000	BE Aerospace, Inc.µ 8.500%, 07/01/18	625,225
	Belden, Inc.
408,000	9.250%, 06/15/19	442,680
332,000	7.000%, 03/15/17	342,790
447,000	Boart Longyear Management Pty., Ltd.µ* 7.000%, 04/01/21	470,468
260,000	Clean Harbors, Inc.µ 7.625%, 08/15/16	274,300
	Deluxe Corp.
562,000	7.000%, 03/15/19~	585,885
474,000	7.375%, 06/01/15µ	484,665
423,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	437,805
139,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	154,985
	FTI Consulting, Inc.
402,000	7.750%, 10/01/16	420,090
332,000	6.750%, 10/01/20	353,165
163,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	169,113
440,000	Interline Brands, Inc.µ 7.000%, 11/15/18	468,050
357,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	398,055
255,000	Mobile Mini, Inc.µ 7.875%, 12/01/20	274,125
432,000	Monaco SpinCo, Inc.*† 6.750%, 04/30/20	449,280
59,000	Navistar International Corp. 8.250%, 11/01/21	64,015
893,000	Rexel, SA* 6.125%, 12/15/19	909,744
511,000	Sensata Technologies Holding, B.V.µ* 6.500%, 05/15/19	535,273
791,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	860,212
	Terex Corp.
511,000	8.000%, 11/15/17	537,827
45,000	6.500%, 04/01/20	46,350
142,000	TransDigm Group, Inc. 7.750%, 12/15/18	155,490

PRINCIPAL AMOUNT		VALUE

	Triumph Group, Inc.
643,000	8.625%, 07/15/18µ	$718,552
26,000	8.000%, 11/15/17	28,405
562,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	595,720
355,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	365,206

		11,589,875

	Information Technology (0.9%)
	Amkor Technology, Inc.µ
459,000	7.375%, 05/01/18	493,425
96,000	6.625%, 06/01/21	98,880
143,000	Anixter International, Inc.µ 5.950%, 03/01/15	149,793
806,000	Audatex North America, Inc.µ* 6.750%, 06/15/18	848,315
	Equinix, Inc.µ
459,000	7.000%, 07/15/21	502,605
317,000	8.125%, 03/01/18	351,870
306,000	Fidelity National Information Services, Inc.µ 7.875%, 07/15/20	344,250
664,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	722,930
817,000	iGATE Corp. 9.000%, 05/01/16	890,530
661,000	Sanmina-SCI Corp.µ* 7.000%, 05/15/19	679,177
	Seagate Technology
485,000	6.875%, 05/01/20	522,587
383,000	7.000%, 11/01/21µ*	417,470
179,000	7.750%, 12/15/18	198,243
332,000	ViaSat, Inc.µ 8.875%, 09/15/16	361,050
562,000	Viasystems, Inc.* 7.875%, 05/01/19	571,835

		7,152,960

	Materials (0.6%)
234,000	Allegheny Ludlum Corp.µ 6.950%, 12/15/25	276,361
497,000	Clearwater Paper Corp.µ 7.125%, 11/01/18	531,790
	FMG Resources*
1,021,000	8.250%, 11/01/19	1,110,338
102,000	6.875%, 04/01/22	103,785
654,000	Greif, Inc.µ 7.750%, 08/01/19	742,290
95,000	Kraton Polymers, LLC 6.750%, 03/01/19	99,275
408,000	New Gold, Inc.* 7.000%, 04/15/20	418,200

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Sealed Air Corp.
362,000		8.125%, 09/15/19*	$406,345
153,000		7.875%, 06/15/17	165,617
		Steel Dynamics, Inc.
821,000		7.750%, 04/15/16µ	857,945
102,000		7.625%, 03/15/20	112,710
317,000		Union Carbide Corp.µ 7.875%, 04/01/23	387,804

			5,212,460

		Telecommunication Services (0.1%)
481,000		CenturyLink, Inc.µ 6.875%, 01/15/28	460,541
613,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	613,766

			1,074,307

		Utilities (0.2%)
306,000		AES Corp.µ* 7.375%, 07/01/21	341,955
842,000		AmeriGas Finance Corp.µ 7.000%, 05/20/22	860,945
		Calpine Corp.µ*
383,000		7.875%, 07/31/20	419,385
332,000		7.875%, 01/15/23	359,390
55,000		7.500%, 02/15/21	59,125

			2,040,800

		TOTAL CORPORATE BONDS	73,000,358

U.S. Government and Agency Securities (0.1%)
		United States Treasury Note~
357,000		1.375%, 02/15/13	360,389
102,000		0.375%, 09/30/12	102,115

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	462,504

Sovereign Bonds (0.2%)
		Federative Republic of Brazil
190,000	BRL	10.000%, 01/01/14	1,046,702
61,000	BRL	10.000%, 01/01/13	333,574

		TOTAL SOVEREIGN BONDS	1,380,276

NUMBER OF CONTRACTS			VALUE
Purchased Options (1.6%)#
		Consumer Discretionary (0.3%)
140		Priceline.com, Inc. Call, 01/19/13, Strike $630.00	2,467,500

		Information Technology (1.3%)
215		Apple, Inc. Call, 01/19/13, Strike $500.00	2,468,737

NUMBER OF CONTRACTS			VALUE

1,500		Check Point Software Technologies, Ltd. Call, 01/19/13, Strike $55.00	$1,065,000
2,225		eBay, Inc. Call, 01/18/14, Strike $40.00	1,785,563
2,650		EMC Corp. Call, 01/19/13, Strike $25.00	1,166,000
1,900		QUALCOMM, Inc. Call, 01/19/13, Strike $55.00	2,071,000
3,250	EUR	SAP, AG Call, 06/21/13, Strike $54.00	1,204,567
390		VMware, Inc. Class A Call, 01/18/14, Strike $110.00	978,900

			10,739,767

		TOTAL PURCHASED OPTIONS	13,207,267

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $82,259,336)	88,050,405

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.7%)
		Consumer Staples (0.9%)
76,000		Bunge, Ltd.µ 4.875%	7,248,500

		Energy (3.7%)
280,000		Apache Corp.µ 6.000%	14,873,600
18,431		Chesapeake Energy Corp.µ* 5.750%	15,950,815

			30,824,415

		Financials (3.9%)
350,000		Affiliated Managers Group, Inc.µ 5.150%	15,115,625
64,000		MetLife, Inc.µ 5.000%	4,402,560
11,600		Wells Fargo & Companyµ 7.500%	12,992,348

			32,510,533

		Industrials (0.6%)
38,966		Stanley Black & Decker, Inc.µ 4.750%	4,675,920

		Utilities (1.6%)
255,000		NextEra Energy, Inc.µ 7.000%	13,757,250

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $88,970,750)	89,016,618

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (0.9%)
	Financials (0.1%)
13,850	American International Group, Inc.µ#	$471,315

	Health Care (0.8%)
189,765	Merck & Company, Inc.µ	7,446,379

	TOTAL COMMON STOCKS (Cost $7,733,105)	7,917,694

SHORT TERM INVESTMENT (5.2%)
43,796,538	Fidelity Prime Money Market Fund - Institutional Class (Cost $43,796,538)	43,796,538

TOTAL INVESTMENTS (134.3%) Cost $1,079,714,179)		1,121,872,278

LIABILITIES, LESS OTHER ASSETS (-34.3%)		(286,395,456)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$835,476,822

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $759,387,193. $272,206,634 of the collateral has been re-registered by the counterparty.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $166,678,668 or 20.0% of net assets applicable to common shareholders.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $4,274,501.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.4300% quarterly	3 month Libor	04/14/14	$80,000,000	$(3,049,533)
BNP Paribas, SA	1.1600% quarterly	3 month Libor	04/19/17	55,000,000	(250,924)
BNP Paribas, SA	1.1400% quarterly	3 month Libor	03/14/17	40,000,000	(205,820)
BNP Paribas, SA	1.8525% quarterly	3 month Libor	09/14/12	38,700,000	(273,733)

					$(3,780,010)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Statement of Assets and Liabilities    April 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,079,714,179)	$1,121,872,278
Receivables:
Accrued interest and dividends	15,934,565
Investments sold	807,416
Prepaid expenses	29,590
Other assets	163,274

Total assets	1,138,807,123

LIABILITIES
Unrealized depreciation on interest rate swaps	3,780,010
Payables:
Note payable	285,000,000
Investments purchased	13,492,150
Affiliates:
Investment advisory fees	735,297
Deferred compensation to trustees	158,869
Financial accounting fees	10,449
Trustees’ fees and officer compensation	1,924
Other accounts payable and accrued liabilities	151,602

Total liabilities	303,330,301

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$835,476,822

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 67,286,297 shares issued and outstanding	$891,471,330
Undistributed net investment income (loss)	(28,547,056)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(65,823,645)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	38,376,193

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$835,476,822

Net asset value per common shares based upon 67,286,297 shares issued and outstanding	$12.42

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$30,193,289
Dividends	3,575,586
Securities lending income	87,095

Total investment income	33,855,970

EXPENSES
Investment advisory fees	4,422,538
Interest expense and related fees	1,709,541
Registration fees	87,279
Printing and mailing fees	74,310
Financial accounting fees	63,010
Accounting fees	41,502
Audit fees	31,171
Custodian fees	27,510
Trustees’ fees and officer compensation	25,453
Transfer agent fees	14,963
Legal fees	7,209
Other	36,116

Total expenses	6,540,602

NET INVESTMENT INCOME (LOSS)	27,315,368

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(3,497,765)
Purchased options	435,129
Foreign currency transactions	107,659
Interest rate swaps	(1,467,692)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	17,581,515
Purchased options	3,951,921
Foreign currency translations	(1,270)
Interest rate swaps	841,030

NET GAIN (LOSS)	17,950,527

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$45,265,895

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$27,315,368	$54,005,532
Net realized gain (loss)	(4,422,669)	(15,246,762)
Change in unrealized appreciation/(depreciation)	22,373,196	(768,842)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	45,265,895	37,989,928

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(38,302,636)	(53,873,854)
Return of capital	—	(20,219,093)

Net decrease in net assets from distributions to common shareholders	(38,302,636)	(74,092,947)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	153,798	55,180,658
Offering costs on common shares	(44,287)	(307,087)
Reinvestment of distributions resulting in the issuance of common stock	1,064,898	7,214,238

Net increase (decrease) in net assets from capital stock transactions	1,174,409	62,087,809

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	8,137,668	25,984,790

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$827,339,154	$801,354,364

End of period	835,476,822	827,339,154

Undistributed net investment income (loss)	$(28,547,056)	$(17,559,788)

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Six Months Ended April 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$45,265,895
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(325,527,492)
Net proceeds from disposition of short term investments	(4,091,568)
Proceeds from disposition of investment securities	341,129,868
Amortization and accretion of fixed-income securities	(633,989)
Net realized gains/losses from investments, excluding purchased options	3,497,765
Net realized gains/losses from purchased options	(435,129)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(17,581,515)
Change in unrealized appreciation or depreciation on purchased options	(3,951,921)
Change in unrealized appreciation or depreciation on interest rate swaps	(841,030)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	299,066
Prepaid expenses	(6,593)
Other assets	(10,747)
Increase/(decrease) in liabilities:
Payables to affiliates	11,609
Other accounts payable and accrued liabilities	4,008

Net cash provided by/(used in) operating activities	$37,128,227

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	153,798
Offering costs related to common shares sold	(44,287)
Distributions to common shareholders	(37,237,738)

Net cash provided by/(used in) financing activities	$(37,128,227)

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure
Cash paid for interest and related fees	$1,708,388

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of common stock:	$1,064,898

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets.  Other assets include amounts of deferred compensation to trustees and certain recoverable legal expenses under an insurance policy.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 - 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $158,869 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2012. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2012 were as follows:

Cost of purchases	$283,795,099
Proceeds from sales	276,558,647

The following information is presented on a federal income tax basis as of April 30, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2012 was as follows:

Cost basis of investments	$1,108,817,150

Gross unrealized appreciation	48,705,948
Gross unrealized depreciation	(35,650,820)

Net unrealized appreciation (depreciation)	$13,055,128

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2012 will be determined at the end of the Fund’s current fiscal year.

Distributions for the fiscal period ended October 31, 2011 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2011
Distributions paid from:
Ordinary income	$53,873,854
Return of capital	20,219,093

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(53,859,630)
Net unrealized gains/(losses)	(8,967,718)

Total accumulated earnings/(losses)	(62,827,348)
Other	(130,419)
Paid-in capital	890,296,921

Net assets applicable to common shareholders	$827,339,154

As of October 31, 2011, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(45,276,397)
2018	(2,183,566)
2019	(6,399,667)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 67,286,297 shares outstanding at April 30, 2012. Calamos Advisors owned 17,876 of the outstanding shares at April 30, 2012. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
Beginning shares	67,188,511	62,431,622
Shares sold	12,210	4,196,583
Shares issued through reinvestment of distributions	85,576	560,306

Ending shares	67,286,297	67,188,511

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the first six months of the fiscal year had net proceeds received in excess of net asset value of $535.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2012.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2012, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2012, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of April 30, 2012:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$13,207,267
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$3,780,010

Volume of Derivative Activity for the Six Months Ended April 30, 2012*

Equity:
Purchased options	6,430
Interest Rate:
Interest rate swaps	$95,000,000

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $300,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the period ended April 30, 2012, the average borrowings under the Agreement and the average interest rate on the amount borrowed were $285,000,000 and 1.18%, respectively. As of April 30, 2012, the amount of such outstanding borrowings was $285,000,000. The interest rate applicable to the borrowings on April 30, 2012 was 1.12%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements

actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$641,924,184	$—	$641,924,184
Convertible Bonds		234,944,241		234,944,241
U.S. Government and Agency Securities		4,071,851		4,071,851
Sovereign Bonds		12,150,747		12,150,747
Synthetic Convertible Securities (Corporate Bonds)		73,000,358		73,000,358
Synthetic Convertible Securities (U.S. Government and Agency Securities)		462,504		462,504
Synthetic Convertible Securities (Sovereign Bonds)		1,380,276		1,380,276
Synthetic Convertible Securities (Purchased Options)	12,228,367	978,900		13,207,267
Convertible Preferred Stocks	36,944,428	52,072,190		89,016,618
Common Stocks	7,917,694			7,917,694
Short Term Investment	43,796,538			43,796,538

Total	$100,887,027	$1,020,985,251	$—	$1,121,872,278

Liabilities:
Interest Rate Swaps	$—	$3,780,010	$—	$3,780,010

Total	$—	$3,780,010	$—	$3,780,010

Note 11 – Legal Proceedings

The Fund, the Fund’s Board of Trustees, Calamos Advisors LLC (the “Adviser”), and the corporate parent of the Adviser, Calamos Asset Management, Inc. have been named as defendants in putative class action complaints filed by plaintiffs in the Circuit Court of Cook County, Illinois and removed by the defendants to the United States District Court for the Northern District of Illinois related to the Fund’s redemption of its previously outstanding Auction Rate Cumulative Preferred Shares (the “ARPS”) at their liquidation preference. The complaints, captioned Brown v. Calamos, et al. and Bourrienne v. Calamos, et al., generally allege that the Fund’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of the Fund by approving the redemption of the Fund’s ARPS at their liquidation preference, and by recapitalizing the Fund with debt-based borrowings that were allegedly less advantageous to the Fund’s common shareholders. The complaints also allege that the Adviser and the corporate parent of the Adviser aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result, while the Brown complaint also alleges that the Fund itself aided and abetted these actions and was similarly unjustly enriched as a result. Both complaints allege identical causes of action and encompass materially identical putative classes and class periods. The suits seek indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. On March 14, 2011, the judge assigned to the Brown case dismissed it, and the plaintiff filed a Notice of Appeal in the United States Court of Appeals for the Seventh Circuit. The Seventh Circuit issued a decision on November 10, 2011 affirming the dismissal of the case entered by the lower court. On March 23, 2012, plaintiff filed a Petition for Writ of Certiorari with the U.S. Supreme Court. The defendants filed their response to the Petition on May 25, 2012, to which the plaintiff replied on May 29, 2012. The U.S. Supreme Court denied the Petition for Writ of Certiorari on June 18, 2012. The plaintiff has 25 days after the date of the order of denial to file a petition for rehearing. On August 4, 2011, the judge assigned to the Bourrienne case dismissed it, and the plaintiff filed a Notice of Appeal in the United States Court of Appeals for the Seventh Circuit. The Seventh Circuit issued an order on December 7, 2011 dismissing the appeal pursuant to the parties’ stipulation of dismissal.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Notes to Financial Statements

The Calamos Convertible and High Income Fund (“CHY”), CHY’s Board of Trustees, the Adviser and the corporate parent of the Adviser, Calamos Asset Management, Inc., among other persons, also have been named as defendants in a putative class action complaint captioned Rutgers Casualty Ins. Co. v. Calamos, et al., which relates to the redemption of ARPS by CHY. The complaint, which is similar to the Brown and Bourrienne complaints, is currently pending in the United States District Court for the Northern District of Illinois. The Rutgers complaint generally alleges that CHY’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of CHY by approving the redemption of CHY’s ARPS at their liquidation preference, and by recapitalizing CHY with debt-based borrowings that were allegedly less advantageous to CHY’s common shareholders. The complaints also allege that the Adviser, the corporate parent of the Adviser, and CHY itself aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result. The suit seeks indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. The defendants moved to dismiss the case. On March 15, 2012, the district court entered an order granting the defendants’ motion to dismiss and the case was dismissed with prejudice. The time for appeal has passed.

The Fund believes that the litigation does not have any present material adverse effect on the Fund or on the ability of the Adviser to perform its obligations under its investment advisory contract with the Fund.

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.31		$12.84	$11.83	$8.26	$16.38	$16.42

Income from investment operations:
Net investment income (loss)**	0.41		0.83	0.91	0.84	1.16	1.44

Net realized and unrealized gain (loss)	0.27		(0.23)	1.22	3.88	(7.31)	0.97

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	(0.01)	(0.13)	(0.41)

Net realized gains (common share equivalent basis)	—		—	—	—	(0.12)	(0.02)

Total from investment operations	0.68		0.60	2.13	4.71	(6.40)	1.98

Less distributions to common shareholders from:
Net investment income	(0.57)		(0.84)	(1.00)	(0.94)	(1.41)	(1.55)

Net realized gains	—		—	—	(0.02)	(0.31)	(0.47)

Return of capital	—		(0.30)	(0.14)	(0.18)	—	—

Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.72)	(2.02)

Capital charge resulting from issuance of common and preferred shares and related offering costs	—	(a)	— (a)	— (a)	— (a)	— (a)	—

Premiums from shares sold in at the market offerings	—	(a)	0.01	0.02	—	—	—

Net asset value, end of period	$12.42		$12.31	$12.84	$11.83	$8.26	$16.38

Market value, end of period	$12.57		$12.09	$13.09	$11.40	$9.10	$16.90

Total investment return based on:(b)
Net asset value	5.77%		4.92%	19.12%	62.00%	(42.58)%	11.51%

Market value	9.00%		1.08%	26.02%	41.70%	(38.69)%	(4.25)%

Net assets, end of period (000)	$835,477		$827,339	$801,354	$651,707	$409,035	$784,997

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$104,000	$384,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.59%	(d)	1.55%	1.67%	2.87%	1.92%	1.08%

Gross expenses prior to expense reductions and earnings credits(c)	1.59%	(d)	1.55%	1.71%	2.98%	2.16%	1.43%

Net expenses, excluding interest expense	1.18%	(d)	1.19%	1.19%	2.36%	1.30%	1.08%

Net investment income (loss)(c)	6.64%	(d)	6.56%	7.48%	8.79%	8.38%	8.83%

Preferred share distributions	—%		—%	—%	0.10%	0.92%	2.51%

Net investment income (loss), net of preferred share distributions from net investment income	6.64%	(d)	6.56%	7.48%	8.69%	7.46%	6.32%

Portfolio turnover rate	26%		44%	37%	30%	53%	52%

Average commission rate paid	$0.0249		$0.0222	$—	$—	$—	$—

Asset coverage per preferred share, at end of period(e)	$—		$—	$—	$—	$123,350	$76,142

Asset coverage per $1,000 of loan outstanding(f)	$3,931		$3,903	$5,152	$4,377	$3,745	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2012, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2011 and the financial highlights for each of the five years in the period then ended; and in our report dated December 16, 2011, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 21, 2012

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity securities and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	35

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

                                    [GRAPHIC]
STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CHISAN 1790 2012

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012